Exhibit 99.3

HELEN OF TROY LIMITED AND SUBSIDIARIES

SELECTED OTHER DATA

Consolidated Condensed Statements of Income and Reconciliation of Non-GAAP Financial Measures – Adjusted Operating Income, Adjusted Diluted Earnings Per Share (“EPS”) from Continuing Operations(1)

(Unaudited)

(in thousands, except per share data)

	Three Months Ended May 31, 2017				Three Months Ended May 31, 2016
	As Reported			Adjusted	As Reported			Adjusted
	(GAAP)	Adjustments		(Non-GAAP)	(GAAP)	Adjustments		(Non-GAAP)
Sales revenue, net:
Housewares	$98,428	$-		$98,428	$84,603	$-		$84,603
Health & Home	150,266	-		150,266	146,355	-		146,355
Beauty	79,292	-		79,292	81,040	-		81,040
Total sales revenue, net	327,986	-		327,986	311,998	-		311,998
Cost of goods sold	193,921	-		193,921	185,365	-		185,365
Gross profit	134,065	-		134,065	126,633	-		126,633

SG&A	99,482	(4,848)	(5)	91,496	96,588	(1,468)	(8)	84,915
		(3,138)	(6)			(5,633)	(5)
						(4,572)	(6)
Asset impairment charges	4,000	(4,000)		-	2,400	(2,400)		-
Operating income	30,583	11,986		42,569	27,645	14,073		41,718

Nonoperating income, net	166	-		166	151	-		151
Interest expense	(3,725)	-		(3,725)	(3,524)	-		(3,524)
Income before income tax	27,024	11,986		39,010	24,272	14,073		38,345

Income tax expense (benefit)	(284)	1,006		722	626	1,287		1,913
Income from continuing operations	27,308	10,980		38,288	23,646	12,786		36,432

Diluted EPS from continuning operations	$1.00	$0.40		$1.41	$0.84	$0.45		$1.29

Weighted average shares of common stock used in computing diluted EPS	27,245			27,245	28,147			28,147

	Three Months Ended August 31, 2017				Three Months Ended August 31, 2016
	As Reported			Adjusted	As Reported			Adjusted
	(GAAP)	Adjustments		(Non-GAAP)	(GAAP)	Adjustments		(Non-GAAP)
Sales revenue, net:
Housewares	$114,720	$-		$114,720	$105,976	$-		$105,976
Health & Home	147,861	-		147,861	144,453	-		144,453
Beauty	84,624	-		84,624	84,629	-		84,629
Total sales revenue, net	347,205	-		347,205	335,058	-		335,058
Cost of goods sold	201,472	-		201,472	195,668	-		195,668
Gross profit	145,733	-		145,733	139,390	-		139,390

SG&A	106,026	(4,691)	(5)	94,647	101,644	(5,651)	(5)	92,772
		(3,092)	(6)			(3,221)	(6)
		(3,596)	(7)
Operating income	39,707	11,379		51,086	37,746	8,872		46,618

Nonoperating income, net	81	-		81	88	-		88
Interest expense	(3,754)	-		(3,754)	(3,739)	-		(3,739)
Income before income tax	36,034	11,379		47,413	34,095	8,872		42,967

Income tax expense	1,462	744		2,206	4,630	818		5,448
Income from continuing operations	34,572	10,635		45,207	29,465	8,054		37,519

Diluted EPS from continuning operations	$1.26	$0.39		$1.66	$1.04	$0.29		$1.33

Weighted average shares of common stock used in computing diluted EPS	27,401			27,401	28,224			28,224

Consolidated Condensed Statements of Income and Reconciliation of Non-GAAP Financial Measures – Adjusted Operating Income, Adjusted Diluted Earnings Per Share (“EPS”) from Continuing Operations(1)

(Unaudited)

(in thousands, except per share data)

	Three Months Ended November 30, 2017				Three Months Ended November 30, 2016
	As Reported			Adjusted	As Reported			Adjusted
	(GAAP)	Adjustments		(Non-GAAP)	(GAAP)	Adjustments		(Non-GAAP)
Sales revenue, net:
Housewares	$128,017	$-		$128,017	$124,723	$-		$124,723
Health & Home	190,975	-		190,975	179,842	-		179,842
Beauty	104,717	-		104,717	107,686	-		107,686
Total sales revenue, net	423,709	-		423,709	412,251	-		412,251
Cost of goods sold	242,704	-		242,704	240,324	-		240,324
Gross profit	181,005	-		181,005	171,927	-		171,927

SG&A	112,500	(4,659)	(5)	103,452	109,154	(5,628)	(5)	100,878
		(4,389)	(6)			(2,648)	(6)
Restructuring charges	1,166	(1,166)	(4)	-	-	-		-
Operating income	67,339	10,214		77,553	62,773	8,276		71,049

Nonoperating income, net	33	-		33	105	-		105
Interest expense	(3,504)	-		(3,504)	(3,498)	-		(3,498)
Income before income tax	63,868	10,214		74,082	59,380	8,276		67,656

Income tax expense	5,244	777		6,021	2,606	744		3,350
Income from continuing operations	58,624	9,437		68,061	56,774	7,532		64,306

Diluted EPS from continuning operations	$2.15	$0.35		$2.50	$2.04	$0.27		$2.31

Weighted average shares of common stock used in computing diluted EPS	27,267			27,267	27,802			27,802

	Three Months Ended February 28, 2018				Three Months Ended February 28, 2017
	As Reported			Adjusted	As Reported			Adjusted
	(GAAP)	Adjustments		(Non-GAAP)	(GAAP)	Adjustments		(Non-GAAP)
Sales revenue, net:
Housewares	$116,654	$-		$116,654	$102,826	$-		$102,826
Health & Home	193,503	-		193,503	162,119	-		162,119
Beauty	80,690	-		80,690	82,424	-		82,424
Total sales revenue, net	390,847	-		390,847	347,369	-		347,369
Cost of goods sold	229,549	-		229,549	202,762	-		202,762
Gross profit	161,298	-		161,298	144,607	-		144,607

SG&A	117,727	(4,656)	(5)	108,636	102,607	(5,112)	(5)	94,075
		(4,435)	(6)			(3,420)	(6)
Asset impairment charges	11,447	(11,447)		-	500	(500)		-
Restructuring charges	691	(691)	(4)	-	-	-		-
Operating income	31,433	21,229		52,662	41,500	9,032		50,532

Nonoperating income, net	47	-		47	70	-		70
Interest expense	(2,968)	-		(2,968)	(3,600)	-		(3,600)
Income before income tax	28,512	21,229		49,741	37,970	9,032		47,002

Income tax expense	20,134	(16,061)		4,073	3,545	809		4,354
Income from continuing operations	8,378	37,290		45,668	34,425	8,223		42,648

Diluted EPS from continuning operations	$0.31	$1,38		$1.69	$1.25	$0.30		$1.55

Weighted average shares of common stock used in computing diluted EPS	27,102			27,102	27,550			27,550

Reconciliation of Non-GAAP Financial Measures – GAAP Operating Income
to Adjusted Operating Income (non-GAAP)(1)

(Unaudited)

(in thousands)

	Three Months Ended May 31, 2017
	Housewares		Health & Home		Beauty		Total
Operating income (loss), as reported (GAAP)	$17,936	18.2%	$14,244	9.5%	$(1,597)	(2.0)%	$30,583	9.3%
Asset impairment charges	-	-%	-	-%	4,000	5.0%	4,000	1.2%
Subtotal	17,936	18.2%	14,244	9.5%	2,403	3.0%	34,583	10.5%
Amortization of intangible assets	644	0.7%	2,786	1.9%	1,418	1.8%	4,848	1.5%
Non-cash share-based compensation	971	1.0%	1,128	0.8%	1,039	1.3%	3,138	1.0%
Adjusted operating income (non-GAAP)	$19,551	19.9%	$18,158	12.1%	$4,860	6.1%	$42,569	13.0%

	Three Months Ended August 31, 2017
	Housewares		Health & Home		Beauty		Total
Operating income, as reported (GAAP)	$23,340	20.3%	$7,415	5.0%	$8,952	10.6%	$39,707	11.4%
TRU bankruptcy charge	956	0.7%	2,640	1.4%	-	-%	3,596	0.8%
Subtotal	24,296	21.2%	10,055	6.8%	8,952	10.6%	43,303	12.5%
Amortization of intangible assets	485	0.4%	2,790	1.9%	1,416	1.7%	4,691	1.4%
Non-cash share-based compensation	970	0.8%	1,132	0.8%	990	1.2%	3,092	0.9%
Adjusted operating income (non-GAAP)	$25,751	22.4%	$13,977	9.5%	$11,358	13.4%	$51,086	14.7%

	Three Months Ended November 30, 2017
	Housewares		Health & Home		Beauty		Total
Operating income, as reported (GAAP)	$29,808	23.3%	$27,584	14.4%	$9,947	9.5%	$67,339	15.9%
Restructuring charges(4)	-	-%	-	-%	1,166	1.1%	1,166	0.3%
Subtotal	29,808	23.3%	27,584	14.4%	11,113	10.6%	68,505	16.2%
Amortization of intangible assets	489	0.4%	2,796	1.5%	1,374	1.3%	4,659	1.1%
Non-cash share-based compensation	1,439	1.1%	1,711	0.9%	1,239	1.2%	4,389	1.0%
Adjusted operating income (non-GAAP)	$31,736	24.8%	$32,091	16.8%	$13,726	13.1%	$77,553	18.3%

	Three Months Ended February 28, 2018
	Housewares		Health & Home		Beauty		Total
Operating income, as reported (GAAP)	$18,235	15.6%	$12,856	6.6%	$342	0.4%	$31,433	8.0%
Asset impairment charges	-	-%	-	-%	11,447	14.2%	11,447	2.9%
Restructuring charges(4)	220	0.2%	-	-%	471	0.6%	691	0.2%
Subtotal	18,455	15.8%	12,856	6.6%	12,260	15.2%	43,571	11.1%
Amortization of intangible assets	608	0.5%	2,728	1.4%	1,320	1.6%	4,656	1.2%
Non-cash share-based compensation	1,321	1.1%	1,750	0.9%	1,364	1.7%	4,435	1.1%
Adjusted operating income (non-GAAP)	$20,384	17.5%	$17,334	9.0%	$14,944	18.5%	$52,662	13.5%

Reconciliation of Non-GAAP Financial Measures – GAAP Operating Income
to Adjusted Operating Income (non-GAAP)(1)

(Unaudited)

(in thousands)

	Three Months Ended May 31, 2016
	Housewares		Health & Home		Beauty		Total
Operating income, as reported (GAAP)	$15,369	18.2%	$9,344	6.4%	$2,932	3.6%	$27,645	8.9%
Asset impairment charges	-	-%	-	-%	2,400	3.0%	2,400	0.8%
Patent litigation charges	-	-%	1,468	-%	-	-%	1,468	0.5%
Subtotal	15,369	18.2%	10,812	7.4%	5,332	6.6%	31,513	10.1%
Amortization of intangible assets	657	0.8%	3,538	2.4%	1,438	1.8%	5,633	1.8%
Non-cash share-based compensation	1,040	1.2%	1,945	1.3%	1,587	2.0%	4,572	1.5%
Adjusted operating income (non-GAAP)	$17,066	20.2%	$16,295	11.1%	$8,357	10.3%	$41,718	13.4%

	Three Months Ended August 31, 2016
	Housewares		Health & Home		Beauty		Total
Operating income, as reported (GAAP)	$24,007	22.7%	$8,955	6.2%	$4,784	5.7%	$37,746	11.3%
Amortization of intangible assets	671	0.6%	3,542	2.5%	1,438	1.7%	5,651	1.7%
Non-cash share-based compensation	822	0.8%	1,194	0.8%	1,205	1.4%	3,221	1.0%
Adjusted operating income (non-GAAP)	$25,500	24.1%	$13,691	9.5%	$7,427	8.8%	$46,618	13.9%

	Three Months Ended November 30, 2016
	Housewares		Health & Home		Beauty		Total
Operating income, as reported (GAAP)	$29,090	23.3%	$19,896	11.1%	$13,787	12.8%	$62,773	15.2%
Amortization of intangible assets	658	0.5%	3,546	2.0%	1,424	1.3%	5,628	1.4%
Non-cash share-based compensation	704	0.6%	945	0.5%	999	0.9%	2,648	0.6%
Adjusted operating income (non-GAAP)	$30,452	24.4%	$24,387	13.6%	$16,210	15.1%	$71,049	17.2%

	Three Months Ended February 28, 2017
	Housewares		Health & Home		Beauty		Total
Operating income, as reported (GAAP)	$20,554	20.0%	$12,877	7.9%	$8,069	9.8%	$41,500	11.9%
Asset impairment charges	-	-%	-	-%	500	0.6%	500	0.1%
Subtotal	20,554	20.0%	12,877	7.9%	8,569	10.4%	42,000	12.1%
Amortization of intangible assets	657	0.6%	3,037	1.9%	1,418	1.7%	5,112	1.5%
Non-cash share-based compensation	842	0.8%	1,366	0.8%	1,212	1.5%	3,420	1.0%
Adjusted operating income (non-GAAP)	$22,053	21.4%	$17,280	10.7%	$11,199	13.6%	$50,532	14.5%

Notes to Supplemental Addendum of Fiscal 2018 and 2017 Quarterly GAAP and non-GAAP Information on a Continuing Operations Basis After the Divestiture of the Nutritional Supplements Segment

(1)

This addendum contains non-GAAP financial measures adjusted operating income, adjusted operating margin, adjusted income, and adjusted diluted earnings per share (“Non-GAAP measures”) that are discussed in the preceding tables may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100.  Accordingly, we are providing the preceding tables that reconcile these measures to their corresponding GAAP-based measures presented in our Consolidated Statements of Income in the accompanying tables to the press release. The Company believes that these non-GAAP measures provide useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations. We believe that these non-GAAP financial measures, in combination with the Company’s financial results calculated in accordance with GAAP, provide investors with additional perspective regarding the impact of such charges on net income and earnings per share. We also believe that these non-GAAP measures facilitate a more direct comparison of the Company’s performance with its competitors. Additionally, the non-GAAP financial measures are used by management for measuring and evaluating the Company’s performance. The Company further believes that the items excluded from certain non-GAAP measures do not accurately reflect the underlying performance of its continuing operations for the periods in which they are incurred, even though some of these excluded items may be incurred and reflected in the Company’s GAAP financial results in the foreseeable future. The material limitation associated with the use of the non-GAAP financial measures is that the non-GAAP measures do not reflect the full economic impact of the Company’s activities. These non-GAAP measures are not prepared in accordance with GAAP, are not an alternative to GAAP financial information, and may be calculated differently than non-GAAP financial information disclosed by other companies. Accordingly, undue reliance should not be placed on non-GAAP information.

(4)

Charges incurred in conjunction with the Company’s restructuring plan (Project Refuel) for the three - and twelve - months ended February 28, 2018, with no comparable charges in the same periods last year.

(5)	Amortization of intangible assets.
(6)	Non-cash share-based compensation.
(7)	Charge related to the bankruptcy of Toys “R” Us, Inc., with no comparable charges in the same period last year.
(8)	Patent litigation charge.